Other Assets	12 Months Ended
Dec. 31, 2014
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Other Assets

NOTE 7

Other Assets

The following is a summary of other assets as of December 31:

(Millions)	2014	2013
Goodwill	$3,024	$3,198
Deferred tax assets, net(a)	2,110	2,443
Prepaid expenses(b)	1,626	1,998
Other intangible assets, at amortized cost	854	817
Derivative assets(a)	711	329
Restricted cash(c)	384	486
Other	2,633	1,957
Total	$11,342	$11,228

  Refer to Notes 21 and 14 for a discussion of deferred tax assets, net and derivative assets, respectively, as of December 31, 2014 and 2013. Derivative assets reflect the impact of master netting agreements. For 2014, $96 million of foreign deferred tax liabilities is reflected in Other Liabilities.
  Includes prepaid miles and reward points acquired primarily from airline partners of approximately $1.1 billion and $1.5 billion as of December 31, 2014 and 2013, respectively, including approximately $0.6 billion and $0.9 billion, respectively, from Delta.
  Includes restricted cash of approximately $64 million and $58 million as of December 31, 2014 and 2013, respectively, which is primarily held for coupon and certain asset-backed securitization maturities.

Goodwill

Goodwill represents the excess of acquisition cost of an acquired business over the fair value of assets acquired and liabilities assumed. The Company assigns goodwill to its reporting units for the purpose of impairment testing. A reporting unit is defined as an operating segment, or a business that is one level below an operating segment for which discrete financial information is regularly reviewed by the operating segment manager. The Company evaluates goodwill for impairment annually as of June 30 and between annual tests if events occur or circumstances change that would more likely than not reduce the fair value of the reporting unit below its carrying value. The goodwill impairment test utilizes a two-step approach. The first step in the impairment test identifies whether there is potential impairment by comparing the fair value of a reporting unit to the carrying amount, including goodwill. If the fair value of a reporting unit is less than its carrying amount, the second step of the impairment test is required to measure the amount of any impairment loss. As of December 31, 2014 and 2013, goodwill was not impaired and there were no accumulated impairment losses.

Goodwill impairment testing involves management judgment, requiring an assessment of whether the carrying value of the reporting unit can be supported by its fair value using widely accepted valuation techniques. The Company uses a combination of the income approach (discounted cash flows) and market approach (market multiples).

When preparing discounted cash flow models under the income approach, the Company uses internal forecasts to estimate future cash flows expected to be generated by the reporting units. Actual results may differ from forecasted results. The Company calculates discount rates based on the expected cost of equity financing, estimated using a capital asset pricing model, to discount future cash flows for each reporting unit. The Company believes the discount rates used appropriately reflect the risks and uncertainties in the financial markets generally and specifically in the Company’s internally developed forecasts. When using market multiples under the market approach, the Company applies comparable publically traded companies’ multiples (e.g. earnings, revenues) to its reporting units’ actual results.

The changes in the carrying amount of goodwill reported in the Company’s reportable operating segments and Corporate & Other were as follows:

					Corporate &
(Millions)	USCS	ICS	GCS	GNMS	Other	Total
Balance as of January 1, 2013	$175	$1,031	$1,544	$160	$271	$3,181
Acquisitions	―	―	―	―	―	―
Dispositions	―	―	―	―	―	―
Other, including foreign currency translation	(1)	21	(1)	―	(2)	17
Balance as of December 31, 2013	$174	$1,052	$1,543	$160	$269	$3,198
Acquisitions	―	―	―	―	―	―
Dispositions	―	―	(102)	―	―	(102)
Other, including foreign currency translation	―	(70)	―	―	(2)	(72)
Balance as of December 31, 2014	$174	$982	$1,441	$160	$267	$3,024

Other Intangible Assets

Intangible assets, primarily customer relationships, are amortized over their estimated useful lives of 3 to 22 years on a straight-line basis. The Company reviews intangible assets for impairment quarterly and whenever events and circumstances indicate their carrying amounts may not be recoverable. In addition, on an annual basis, the Company performs an impairment evaluation of all intangible assets by assessing the recoverability of the asset values based on the cash flows generated by the relevant assets or asset groups. An impairment is recognized if the carrying amount is not recoverable and exceeds the asset’s fair value.

The components of other intangible assets were as follows:

	2014			2013
(Millions)	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
Customer relationships(a)	$1,455	$(754)	$701	$1,297	$(660)	$637
Other	255	(102)	153	269	(89)	180
Total	$1,710	$(856)	$854	$1,566	$(749)	$817

Includes net intangibles acquired from airline partners of $340 million and $290 million as of December 31, 2014 and 2013, respectively, including approximately $206 million and $117 million, respectively, from Delta.

Amortization expense for the years ended December 31, 2014, 2013 and 2012 was $174 million, $193 million and $198 million, respectively. Intangible assets acquired in 2014 and 2013 are being amortized, on average, over 7 and 6 years, respectively.

Estimated amortization expense for other intangible assets over the next five years is as follows:

(Millions)	2015	2016	2017	2018	2019
Estimated amortization expense	$158	$134	$117	$109	$87

Other

The Company had $622 million and $541 million in affordable housing and other tax credit investment partnership interests as of December 31, 2014 and 2013, respectively, included in other assets in the table above. The Company is a non-controlling partner in these tax credit investment partnerships, and therefore accounts for its ownership interests as equity method investment joint ventures. In 2014, the Company received $990 million in net cash proceeds for the sale of its equity method investment in Concur Technologies (Concur) with a carrying amount of $246 million and recognized a gain of $744 million in Other revenues.